Exhibit 99.2 CONFERENCE CALL & WEBCAST: ORAL PACLITAXEL AND ENCEQUIDAR September 8, 2020 NASDAQ:ATNX www.athenex.comExhibit 99.2 CONFERENCE CALL & WEBCAST: ORAL PACLITAXEL AND ENCEQUIDAR September 8, 2020 NASDAQ:ATNX www.athenex.com

Forward Looking Statements Except for historical information, all of the statements, expectations, and assumptions contained in this presentation constitute forward- looking statements. These statements include descriptions regarding the intent, belief or current expectations of Athenex, Inc. (the “Company”), its officers or its management with respect to the consolidated results of operations and financial condition of the Company. These statements can be recognized by the use of words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “explore,” “foresee,” “guidance,” “intend,” “likely,” “may,” “opportunity,” “plan,” “potential,” “predict,” “preliminary,” “probable,” “project,” “promising,” “seek,” “should,” “will,” or words of similar expressions. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: the development stage of our primary clinical candidates and related risks involved in drug development, clinical trials, regulation, manufacturing and commercialization; our ability to obtain and maintain regulatory approvals for our product candidates; our reliance on third parties for success in certain areas of Athenex’s business; our history of operating losses and need to raise additional capital to continue as a going concern; our ability to service our existing and any future debt obligations and comply with financial and restrictive covenants contained in the agreements governing our indebtedness; risks and uncertainties related to the COVID-19 pandemic and its potential impact on our operations, cash flow and financial condition; our ability to integrate acquired assets and businesses into our existing operations; competition; intellectual property risks; risks relating to doing business internationally and in China; the risk of production slowdowns or stoppages or other interruptions at our Chongqing facilities; and the other risk factors set forth from time to time in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), copies of which are available for free in the Investor Relations section of the Company’s website at https://ir.athenex.com/financial-information/sec-filings or upon request from the Company’s Investor Relations Department. Information about the Company and any forward-looking statements contained in this presentation are provided and made only as of 8 September 2020 and should not be relied upon as predictions of future events. The Company assumes no obligation and does not undertake to revise or update forward-looking statements to reflect future events or circumstances, except as required by law. DISCLAIMER This presentation does not constitute or form part of any offer for sale or subscription of or solicitation or invitation of any offer to buy or subscribe for any securities. Neither this presentation nor any part of it shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a “prospectus” within the meaning of the Securities Act of 1933, as amended. Our historical results are not necessarily indicative of results to be expected for any future period. The financial data contained in this presentation for the periods and as of the dates indicated are qualified by reference to and should be read in conjunction with our financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our public filings with the SEC. 2 September 2020Forward Looking Statements Except for historical information, all of the statements, expectations, and assumptions contained in this presentation constitute forward- looking statements. These statements include descriptions regarding the intent, belief or current expectations of Athenex, Inc. (the “Company”), its officers or its management with respect to the consolidated results of operations and financial condition of the Company. These statements can be recognized by the use of words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “explore,” “foresee,” “guidance,” “intend,” “likely,” “may,” “opportunity,” “plan,” “potential,” “predict,” “preliminary,” “probable,” “project,” “promising,” “seek,” “should,” “will,” or words of similar expressions. Such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: the development stage of our primary clinical candidates and related risks involved in drug development, clinical trials, regulation, manufacturing and commercialization; our ability to obtain and maintain regulatory approvals for our product candidates; our reliance on third parties for success in certain areas of Athenex’s business; our history of operating losses and need to raise additional capital to continue as a going concern; our ability to service our existing and any future debt obligations and comply with financial and restrictive covenants contained in the agreements governing our indebtedness; risks and uncertainties related to the COVID-19 pandemic and its potential impact on our operations, cash flow and financial condition; our ability to integrate acquired assets and businesses into our existing operations; competition; intellectual property risks; risks relating to doing business internationally and in China; the risk of production slowdowns or stoppages or other interruptions at our Chongqing facilities; and the other risk factors set forth from time to time in the Company’s public filings with the U.S. Securities and Exchange Commission (the “SEC”), copies of which are available for free in the Investor Relations section of the Company’s website at https://ir.athenex.com/financial-information/sec-filings or upon request from the Company’s Investor Relations Department. Information about the Company and any forward-looking statements contained in this presentation are provided and made only as of 8 September 2020 and should not be relied upon as predictions of future events. The Company assumes no obligation and does not undertake to revise or update forward-looking statements to reflect future events or circumstances, except as required by law. DISCLAIMER This presentation does not constitute or form part of any offer for sale or subscription of or solicitation or invitation of any offer to buy or subscribe for any securities. Neither this presentation nor any part of it shall form the basis of or be relied upon in connection with any contract or commitment whatsoever. Specifically, this presentation does not constitute a “prospectus” within the meaning of the Securities Act of 1933, as amended. Our historical results are not necessarily indicative of results to be expected for any future period. The financial data contained in this presentation for the periods and as of the dates indicated are qualified by reference to and should be read in conjunction with our financial statements and related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in our public filings with the SEC. 2 September 2020

Agenda and Introduction INTRODUCTION Johnson Lau, Chief Executive Officer ORAL PACLITAXEL: DEVELOPMENT UPDATE • NDA Filing for Metastatic Breast Cancer • Initiation of Oral Paclitaxel in the I-SPY 2 Trial Rudolf Kwan, Chief Medical Officer ORAL PACLITAXEL: COMMERCIAL STRATEGY Timothy Cook, SVP, Global Commercial Oncology ORAL PACLITAXEL: LABEL EXPANSION STRATEGIES Rudolf Kwan, Chief Medical Officer Timothy Cook, SVP, Global Commercial Oncology KEY TAKEAWAYS Johnson Lau, Chief Executive Officer Q&A 3 September 2020Agenda and Introduction INTRODUCTION Johnson Lau, Chief Executive Officer ORAL PACLITAXEL: DEVELOPMENT UPDATE • NDA Filing for Metastatic Breast Cancer • Initiation of Oral Paclitaxel in the I-SPY 2 Trial Rudolf Kwan, Chief Medical Officer ORAL PACLITAXEL: COMMERCIAL STRATEGY Timothy Cook, SVP, Global Commercial Oncology ORAL PACLITAXEL: LABEL EXPANSION STRATEGIES Rudolf Kwan, Chief Medical Officer Timothy Cook, SVP, Global Commercial Oncology KEY TAKEAWAYS Johnson Lau, Chief Executive Officer Q&A 3 September 2020

Increasing Importance of Oral Chemotherapy Options • Consideration of alternative dosing schedule to allow for fewer in-person visits to the cancer center and/or the infusion center • Switch from infusional therapy to oral oncolytics if equivalent formulation is available 4 Source: https://www.nccn.org/about/news/newsinfo.aspx?NewsID=2025 https://www.fda.gov/news-events/press-announcements/fda-approves-new-therapy-myelodysplastic-syndromes-mds-can-be-taken-home September 2020Increasing Importance of Oral Chemotherapy Options • Consideration of alternative dosing schedule to allow for fewer in-person visits to the cancer center and/or the infusion center • Switch from infusional therapy to oral oncolytics if equivalent formulation is available 4 Source: https://www.nccn.org/about/news/newsinfo.aspx?NewsID=2025 https://www.fda.gov/news-events/press-announcements/fda-approves-new-therapy-myelodysplastic-syndromes-mds-can-be-taken-home September 2020

DEVELOPMENT UPDATE:

Oral Paclitaxel NDA for Metastatic Breast Cancer

Athenex

Oral Paclitaxel and Encequidar Regulatory Update • NDA of Oral Paclitaxel for metastatic breast cancer accepted for filing by the U.S. FDA • Priority Review granted • U.S. FDA grants Priority Review to applications for potential therapies that, if approved, would be significant improvements in the safety or effectiveness of the treatment, diagnosis, or 1 prevention of serious conditions when compared to standard applications • PDUFA target action date of February 28, 2021 • FDA indicated it is currently not planning to hold an advisory committee meeting • NDA submission based on data from Phase III pivotal study – a randomized, controlled clinical trial designed to compare the safety and efficacy of Oral Paclitaxel monotherapy versus IV Paclitaxel monotherapy for the treatment of metastatic breast cancer 6 1 Source: https://www.fda.gov/patients/fast-track-breakthrough-therapy-accelerated-approval-priority-review/priority-review September 2020Oral Paclitaxel and Encequidar Regulatory Update • NDA of Oral Paclitaxel for metastatic breast cancer accepted for filing by the U.S. FDA • Priority Review granted • U.S. FDA grants Priority Review to applications for potential therapies that, if approved, would be significant improvements in the safety or effectiveness of the treatment, diagnosis, or 1 prevention of serious conditions when compared to standard applications • PDUFA target action date of February 28, 2021 • FDA indicated it is currently not planning to hold an advisory committee meeting • NDA submission based on data from Phase III pivotal study – a randomized, controlled clinical trial designed to compare the safety and efficacy of Oral Paclitaxel monotherapy versus IV Paclitaxel monotherapy for the treatment of metastatic breast cancer 6 1 Source: https://www.fda.gov/patients/fast-track-breakthrough-therapy-accelerated-approval-priority-review/priority-review September 2020

Study Met Primary ORR Endpoint

Statistically Significant Improvement in ORR Compared to IV Paclitaxel

(Presented at 2019 SABCS)

Confirmed Response Rate (ITT Population)

Δ=12.4%
p=0.011



35.8%
23.4%
Oral Paclitaxel Group
IV Paclitaxel Group

Confirmed Response Rate (Prespecified mITT Population)

Δ=14.8%
p=0.005



40.4%
25.6%
Oral Paclitaxel Group
IV Paclitaxel Group

ITT, intent-to-treat population (N=402); mITT, modified intent-to-treat population (N=360)

Athenex 7
September 2020

Overall Survival in Prespecified mITT Population Demonstrated Survival Benefit (Data cut: July 2019) (Presented at 2019 SABCS) OPE IVP HR=0.684 (95% CI: 0.475, 0.985) P=0.0353 Months (Relative to Randomization) Numbers of Subjects at Risk 235 229 218 190 162 130 107 84 66 48 42 31 27 23 18 10 7 4 2 0 OPE 125 121 114 99 85 65 47 40 33 24 17 14 12 11 5 4 3 1 1 IVP Median Censored Patient Discontinued patients Patients ongoing or OS, mITT Estimate, Summary, deaths and survival status being followed up (N=360) mo % (events), % unknown (censored), % (censored), % OPE (n=235) 27.9 68.9 31.1 17.9 51.1 IVP (n=125) 16.9 58.4 41.6 18.4 40.0 8 OPE, Oral Paclitaxel Group; IVP, IV Paclitaxel Group mITT, modified intent-to-treat population (N=360) CI, confidence interval; HR, hazard ratio September 2020 Cumulative Overall SurvivalOverall Survival in Prespecified mITT Population Demonstrated Survival Benefit (Data cut: July 2019) (Presented at 2019 SABCS) OPE IVP HR=0.684 (95% CI: 0.475, 0.985) P=0.0353 Months (Relative to Randomization) Numbers of Subjects at Risk 235 229 218 190 162 130 107 84 66 48 42 31 27 23 18 10 7 4 2 0 OPE 125 121 114 99 85 65 47 40 33 24 17 14 12 11 5 4 3 1 1 IVP Median Censored Patient Discontinued patients Patients ongoing or OS, mITT Estimate, Summary, deaths and survival status being followed up (N=360) mo % (events), % unknown (censored), % (censored), % OPE (n=235) 27.9 68.9 31.1 17.9 51.1 IVP (n=125) 16.9 58.4 41.6 18.4 40.0 8 OPE, Oral Paclitaxel Group; IVP, IV Paclitaxel Group mITT, modified intent-to-treat population (N=360) CI, confidence interval; HR, hazard ratio September 2020 Cumulative Overall Survival

1 Neuropathy-relevant TEAEs (CTCAE Grade ≥2) Safety Population (N=399) (Presented at 2019 SABCS) Numbers of Subjects at Risk OPE 264 263 248 239 225 215 198 185 180 171 158 149 137 128 121 114 103 95 85 78 71 65 60 57 51 IVP 135 129 126 120 117 111 103 96 92 86 70 67 58 52 49 40 34 33 33 29 24 20 20 19 15 9 TEAE, treatment emergent adverse event; OPE, Oral Paclitaxel Group; IVP, IV Paclitaxel Group 1 Neuropathy-relevant TEAEs include burning sensation, dysesthesia, hypoesthesia, hyporeflexia, neuralgia, neuropathy peripheral, neurotoxicity, paresthesia, peripheral motor neuropathy, peripheral sensory neuropathy, and polyneuropathy September 20201 Neuropathy-relevant TEAEs (CTCAE Grade ≥2) Safety Population (N=399) (Presented at 2019 SABCS) Numbers of Subjects at Risk OPE 264 263 248 239 225 215 198 185 180 171 158 149 137 128 121 114 103 95 85 78 71 65 60 57 51 IVP 135 129 126 120 117 111 103 96 92 86 70 67 58 52 49 40 34 33 33 29 24 20 20 19 15 9 TEAE, treatment emergent adverse event; OPE, Oral Paclitaxel Group; IVP, IV Paclitaxel Group 1 Neuropathy-relevant TEAEs include burning sensation, dysesthesia, hypoesthesia, hyporeflexia, neuralgia, neuropathy peripheral, neurotoxicity, paresthesia, peripheral motor neuropathy, peripheral sensory neuropathy, and polyneuropathy September 2020

DEVELOPMENT UPDATE:

Initiation of Oral Paclitaxel in the I-SPY2 Trial

Athenex

I-SPY 2 Trial Overview

- I-SPY 2 employs an innovative adaptive randomization trial model, including:

Neoadjuvant model	Endpoint is pCR	Curable population
Systemic therapy first lets you see how tumors respond to treatment	I-SPY 2's early surrogate efficacy endpoint, pCR, gets results faster	A breast cancer population where standard of care has much room to improve

- I-SPY 2 is a Phase 2 trial designed to screen novel agents in the neoadjuvant breast cancer setting
  - Patients randomized to chemotherapy +/- a novel agent
  - Endpoint is pathological complete response (pCR)
  - Graduation: 85% probability of success in a Phase 3

I-SPY 2 TRIAL is sponsored by Quantum Leap Healthcare Collaborative

Source: https://www.ispytrials.org/i-spy-platform/i-spy2

Athenex 11
September 2020

I-SPY 2 Trial: Adaptive Overall Study Schema 12 Source: Quantum Leap Healthcare Collaborative September 2020I-SPY 2 Trial: Adaptive Overall Study Schema 12 Source: Quantum Leap Healthcare Collaborative September 2020

I-SPY 2 Principal Investigators from Leading Cancer Centers Institution Site PI Name and Title Institution Site PI Name and Title 13 Source: Quantum Leap Healthcare Collaborative September 2020I-SPY 2 Principal Investigators from Leading Cancer Centers Institution Site PI Name and Title Institution Site PI Name and Title 13 Source: Quantum Leap Healthcare Collaborative September 2020

I-SPY 2 Launches New Study Arm with Oral Paclitaxel

In Combination with GSK's dostarlimab (PD-1 Antibody)

Goal of Study: Evaluate the safety and efficacy of Oral Paclitaxel in combination with dostarlimab +/- carboplatin in the neoadjuvant breast cancer setting

Primary Objective: Determine whether this regimen increases the probability of pathologic complete response (pCR) over standard neoadjuvant chemotherapy alone in specific biomarker signatures



Targeting stage 2/3 HER2+ and HER2- breast cancer patients
Experimental arm
Oral Paclitaxel + Dostarlimab *
AC
Experimental arm
Oral Paclitaxel + Dostarlimab + Carboplatin *
AC
Control arm
IV Paclitaxel *
AC
Surgery
* HER2+ patients may also receive trastuzumab
AC = doxorubicin / cyclophosphamide chemotherapy

Athenex 14
September 2020

Ongoing Phase II Study of Oral Paclitaxel in Angiosarcoma Interim Data Presented at ASCO20 Virtual Scientific Program 1 Early Onset of Response – CR at Week 13 Baseline Week 1 Week 2 2 Early Onset of Response – CR at Week 6 15 ASCO20 Poster Presentation ”A Phase II Study of Oral Paclitaxel with Encequidar in the Treatment of Unresectable Cutaneous Angiosarcoma” 1 Scalp Angiosarcoma, male, age 93 2 Breast Angiosarcoma, female, age 69 September 2020Ongoing Phase II Study of Oral Paclitaxel in Angiosarcoma Interim Data Presented at ASCO20 Virtual Scientific Program 1 Early Onset of Response – CR at Week 13 Baseline Week 1 Week 2 2 Early Onset of Response – CR at Week 6 15 ASCO20 Poster Presentation ”A Phase II Study of Oral Paclitaxel with Encequidar in the Treatment of Unresectable Cutaneous Angiosarcoma” 1 Scalp Angiosarcoma, male, age 93 2 Breast Angiosarcoma, female, age 69 September 2020

I-SPY 2 Agent Timeline 16 Source: Quantum Leap Healthcare Collaborative September 2020I-SPY 2 Agent Timeline 16 Source: Quantum Leap Healthcare Collaborative September 2020

C O M M E R C I A L S T R A T E G YC O M M E R C I A L S T R A T E G Y

Establishing Athenex's Leadership in Oncology

Positioning Oral Paclitaxel to become the preferred chemotherapy in metastatic breast cancer (MBC)*

- Strong Phase III clinical data, comparing to IV Paclitaxel, in MBC

Oral Paclitaxel potential label expansion opportunities to multiple indications*

- IV Paclitaxel is a foundational chemotherapy
- Exploring additional indications, monotherapy and in combination

Seeking to revolutionize other IV chemotherapies into oral agents

- Orascovery platform: converting other commonly used IV chemotherapy agents into oral
- Encequidar, a specific and potent P-gp pump inhibitor, is designed to enable oral administration of chemotherapy agents

Broad oncology-focused pipeline

* If approved for MBC

Athenex | 18
September 2020

Commercial Strategy for Oral Paclitaxel in MBC*

Executing a Potential U.S. Launch around Critical Success Factors

Optimize messaging	Emphasize strong clinical data Increased demand for oral therapies
Build awareness	Build company and product awareness Highlight strong clinical results Enhance U.S. doctor and patient experience
Ensure strong patient support & access	Develop patient engagement services Remove economic barriers
Elevate importance of CIPN	Increase awareness and understanding of the problem of neuropathy
Establish success in MBC	Rapid adoption into priority MBC patient segments Establish thought leader endorsement

* If approved

Athenex 19
September 2020

Commercial Preparations on Track

MEDICAL AFFAIRS	MARKET ACCESS	MARKETING	SALES
Scientific communication platform established Key data generation and publication plans in process Health economics studies initiated MSL team fully staffed and engaging with thought leaders Oncology nurse educator team hired	Trade and distribution strategy defined Payer value proposition research in process Pricing and contracting research complete Patient support strategies in development Director of Payor team hired; payor account team hiring in progress	"Facing MBC Together" campaign launched Brand positioning and customer segmentation established Go-to-market tactical plan identified HCP unbranded campaign launched to elevate CIPN	Account targeting complete Data infrastructure being built out along with customer relationship management platform Target team of 50-55 sales reps • Hiring on schedule; 25 territory reps upon approval to cover 70% of the highest prescribers

Athenex 20
September 2020

Market Opportunity for Oral Paclitaxel in MBC in the U.S.

Metastatic Breast Cancer				
HER2+ ~14%[1]	HR+/HER2- ~68%[1]	TNBC ~10%[1]	Unknown ~8%[1]	
Common regimens • Herceptin in combination with paclitaxel • Herceptin monotherapy • Kadcyla monotherapy • Perjeta in combination with Herceptin and docetaxel	Endocrine therapy +/- CDK 4 & 6 inhibitor	**Oral Paclitaxel and Encequidar**		1L
	Oral Paclitaxel and Encequidar			2L
	Oral Paclitaxel and Encequidar			3L

Addressable Market of ~70,000 in MBC[2]

[1] National Cancer Institute (SEER 2013-2017)
[2] Estimated target patients that would be eligible for chemotherapy (various sources, Breast Cancer, United States, 2019).
Forecast figures and/or estimates are not guarantees of future performance and involve risks and uncertainties. Actual results might differ materially from the forecast figures and/or estimates

Athenex 21
September 2020

L A B E L E X P A N S I O N S T R A T E G I E SL A B E L E X P A N S I O N S T R A T E G I E S

Label Expansion Strategies Pursue opportunities Pursue emerging where paclitaxel is, and combination opportunities will continue to be, the standard of care Time to Regulatory Commercial approval pathway opportunity - Probability of Unmet success medical need Financial Competitive Partner investment landscape participation and ROI 22 September 2020Label Expansion Strategies Pursue opportunities Pursue emerging where paclitaxel is, and combination opportunities will continue to be, the standard of care Time to Regulatory Commercial approval pathway opportunity - Probability of Unmet success medical need Financial Competitive Partner investment landscape participation and ROI 22 September 2020

Potential Areas of Interest Pursue opportunities Pursue emerging where paclitaxel is, and combination opportunities will continue to be, the standard of care Expanding into indications where Combining with immunotherapies Paclitaxel is SOC Early stage breast cancer Lung cancer Ovarian cancer Gastroesophageal (GE) cancer Lung cancer Genitourinary (GU) cancer Gastric cancer TNBC Indications with ongoing studies 24 September 2020Potential Areas of Interest Pursue opportunities Pursue emerging where paclitaxel is, and combination opportunities will continue to be, the standard of care Expanding into indications where Combining with immunotherapies Paclitaxel is SOC Early stage breast cancer Lung cancer Ovarian cancer Gastroesophageal (GE) cancer Lung cancer Genitourinary (GU) cancer Gastric cancer TNBC Indications with ongoing studies 24 September 2020

Opportunity to Expand Oral Paclitaxel's Addressable Market

Potential Addressable US Patients:

> 545,000 (US Incidence)



545,000
25,000
42,000
18,000
35,000
149,000
276,000
Early Stage BC
Metastatic
70,000
Current Addressable Market in MBC
Total Breast Cancer
Metastatic NSCLC
Metastatic Gastric & Esophageal Cancer
Metastatic Ovarian Cancer
Metastatic Head & Neck Cancer[1]
Metastatic Bladder Cancer

Source: New cases in 2020 estimated based on SEER by National Cancer Institute
Note: The graph is for illustrative purpose only. It may not reflect the actual scale and the selected diseases do not represent our comprehensive list of targeted indications
[1] Including laryngeal, oral cavity and pharyngeal cancers

Athenex | 25
September 2020

K E Y T A K E A W A Y SK E Y T A K E A W A Y S

Oral Paclitaxel is the first step in establishing Athenex’s leadership in oral chemotherapy and oncology Advance development of the broader Orascovery pipeline Oral Paclitaxel provides further validation of the technology platform Expand usage of Oral Paclitaxel in other cancer Establish Oral Oral docetaxel and encequidar types Paclitaxel as • Phase II study in planning SOC in breast cancer Opportunities where Oral irinotecan and encequidar paclitaxel is currently • Phase II study in planning used and in emerging Metastatic breast combinations, e.g.: cancer • Gastric cancer Oral eribulin and encequidar Early stage breast • Lung cancer • Phase I study ongoing cancer (I-SPY 2) • Ovarian cancer • TNBC 27 September 2020Oral Paclitaxel is the first step in establishing Athenex’s leadership in oral chemotherapy and oncology Advance development of the broader Orascovery pipeline Oral Paclitaxel provides further validation of the technology platform Expand usage of Oral Paclitaxel in other cancer Establish Oral Oral docetaxel and encequidar types Paclitaxel as • Phase II study in planning SOC in breast cancer Opportunities where Oral irinotecan and encequidar paclitaxel is currently • Phase II study in planning used and in emerging Metastatic breast combinations, e.g.: cancer • Gastric cancer Oral eribulin and encequidar Early stage breast • Lung cancer • Phase I study ongoing cancer (I-SPY 2) • Ovarian cancer • TNBC 27 September 2020

Q&A THANK YOU Our goal is to become a global leader in bringing innovative cancer treatments to the market and improving health outcomes NASDAQ:ATNX www.athenex.comQ&A THANK YOU Our goal is to become a global leader in bringing innovative cancer treatments to the market and improving health outcomes NASDAQ:ATNX www.athenex.com